Exhibit 99.2

BANKFINANCIAL CORPORATION
FOURTH QUARTER 2012
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012				2011
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	(6.66)%	(1.39)%	0.21%	0.61%	(11.65)%
Return on equity (ratio of net income (loss) to average equity) (1)	(50.32)	(10.20)	1.56	4.61	(75.38)
Net interest rate spread (1)	3.51	3.69	4.04	4.18	4.19
Net interest margin (1)	3.58	3.76	4.11	4.26	4.28
Efficiency ratio, less goodwill impairment	104.78	105.04	87.07	78.00	90.76
Noninterest expense to average total assets, less goodwill impairment (1)	4.05	4.26	3.68	3.49	4.04
Average interest–earning assets to average interest–bearing liabilities	123.20	123.54	123.50	122.46	122.86
Number of full service offices	20	20	20	20	20
Employees (full time equivalents)	352	347	350	353	357

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$20,361	$19,619	$17,679	$24,037	$24,247
Interest-bearing deposits in other financial institutions	255,403	217,110	203,028	154,043	96,457
Securities, at fair value	77,832	81,748	75,040	81,241	92,832
Loans held-for-sale	2,166	551	505	521	1,918
Loans receivable, net	1,030,465	1,080,489	1,118,928	1,177,719	1,227,391
Other real estate owned, net	10,358	14,994	17,251	20,189	22,480
Stock in Federal Home Loan Bank, at cost	8,412	9,067	10,160	11,336	16,346
Premises and equipment, net	38,251	38,555	38,934	39,044	39,155
Intangible assets	3,038	3,195	3,351	3,508	3,671
Bank owned life insurance	21,645	21,562	21,453	21,333	21,207
FDIC prepaid expense	2,658	3,118	3,738	4,027	4,351
Income tax receivable	461	461	694	1,353	1,809
Other assets	10,142	9,403	11,433	10,786	11,711
Total assets	$1,481,192	$1,499,872	$1,522,194	$1,549,137	$1,563,575

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,282,351	$1,278,196	$1,289,467	$1,320,580	$1,332,552
Borrowings	5,567	6,946	10,081	9,995	9,322
Other liabilities	20,384	16,733	19,703	16,451	21,844
Total liabilities	1,308,302	1,301,875	1,319,251	1,347,026	1,363,718
Stockholders’ equity	172,890	197,997	202,943	202,111	199,857
Total liabilities and stockholders’ equity	$1,481,192	$1,499,872	$1,522,194	$1,549,137	$1,563,575
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012				2011
	IVQ	IIIQ	IIQ	IQ	IVQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$13,801	$14,468	$15,824	$16,634	$17,370
Total interest expense	1,059	1,036	1,112	1,240	1,380
Net interest income before provision	12,742	13,432	14,712	15,394	15,990
Provision for loan losses	24,328	4,453	1,745	996	9,740
Net interest income	(11,586)	8,979	12,967	14,398	6,250
Noninterest income	1,771	1,831	1,418	1,832	2,004
Noninterest expense	15,207	16,032	14,044	13,436	40,193
Income (loss) before income tax	(25,022)	(5,222)	341	2,794	(31,939)
Income tax expense (benefit)	—	—	(457)	457	15,110
Net income (loss)	$(25,022)	$(5,222)	$798	$2,337	$(47,049)
Basic earnings (loss) per common share	$(1.25)	$(0.26)	$0.04	$0.12	$(2.38)
Diluted earnings (loss) per common share	$(1.25)	$(0.26)	$0.04	$0.12	$(2.38)

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$550	$548	$521	$557	$657
Other fee income	380	374	383	385	430
Insurance commissions and annuities income	151	125	112	122	189
Gain on sales of loans, net	246	210	118	267	199
Gain (loss) on disposition of premises and equipment	8	(7)	(157)	—	—
Loan servicing fees	115	124	119	128	131
Amortization of servicing assets	(68)	(61)	(67)	(69)	(74)
Recovery (impairment) of servicing assets	(17)	6	(31)	(13)	17
Earnings on bank owned life insurance	83	109	120	126	141
Trust income	188	171	190	184	186
Other	135	232	110	145	128
Total noninterest income	$1,771	$1,831	$1,418	$1,832	$2,004

Noninterest Expense
Compensation and benefits	$6,298	$6,333	$6,461	$6,659	$6,078
Office occupancy and equipment	1,715	1,627	1,755	1,743	1,870
Advertising and public relations	242	136	217	94	60
Information technology	1,104	1,127	1,146	1,261	1,058
Supplies, telephone, and postage	433	416	408	430	434
Amortization of intangibles	157	156	157	163	367
Nonperforming asset management	1,126	1,728	1,117	1,240	1,430
Loss (gain) on sales of other real estate owned	379	(42)	54	(138)	113
Valuation adjustments of other real estate owned	1,783	2,352	1,036	389	2,482
Operations of other real estate owned	344	432	601	301	844
FDIC insurance premiums	480	642	309	348	334
Goodwill impairment	—	—	—	—	23,862
Other	1,146	1,125	783	946	1,261
Total noninterest expense	$15,207	$16,032	$14,044	$13,436	$40,193

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	Year Ended December 31,
	2012	2011
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$60,727	$69,708
Total interest expense	4,447	6,915
Net interest income before provision	56,280	62,793
Provision for loan losses	31,522	22,723
Net interest income	24,758	40,070
Noninterest income	6,852	7,317
Noninterest expense	58,719	83,708
Loss before income tax	(27,109)	(36,321)
Income tax expense	—	12,375
Net loss	$(27,109)	$(48,696)
Basic loss per common share	$(1.36)	$(2.46)
Diluted loss per common share	$(1.36)	$(2.46)

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$2,176	$2,667
Other fee income	1,522	1,598
Insurance commissions and annuities income	510	659
Gain on sales of loans, net	841	340
Loss on disposition of premises and equipment	(156)	(19)
Loan servicing fees	486	538
Amortization of servicing assets	(265)	(252)
Impairment of servicing assets	(55)	(15)
Earnings on bank owned life insurance	438	626
Trust income	733	676
Other	622	499
Total noninterest income	$6,852	$7,317

Noninterest Expense
Compensation and benefits	$25,751	$26,027
Office occupancy and equipment	6,840	7,319
Advertising and public relations	689	890
Information technology	4,638	4,182
Supplies, telephone, and postage	1,687	1,698
Amortization of intangibles	633	1,689
Nonperforming asset management	5,211	4,431
Loss on sales of other real estate owned	253	15
Valuation adjustments of other real estate owned	5,560	3,970
Operations of other real estate owned	1,678	2,350
FDIC insurance premiums	1,779	1,441
Acquisition costs	—	1,761
Goodwill impairment	—	23,862
Other	4,000	4,073
Total noninterest expense	$58,719	$83,708

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012				2011
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$134,597	$134,474	$140,801	$144,182	$142,084
Savings deposits	144,726	143,212	144,875	147,706	144,515
Money market accounts	349,092	346,989	347,889	343,826	345,011
Interest–bearing NOW accounts	348,683	340,425	336,629	338,269	336,531
Certificates of deposits	305,253	313,096	319,273	346,597	364,411
Deposits	$1,282,351	$1,278,196	$1,289,467	$1,320,580	$1,332,552

LOANS
One–to–four family residential real estate loans	$218,596	$238,810	$252,034	$262,263	$272,032
Multi–family mortgage loans	352,019	374,164	390,112	410,341	423,615
Nonresidential real estate loans	264,672	288,976	299,567	308,094	311,641
Construction and land loans	8,552	13,774	15,391	19,283	19,852
Commercial loans	61,388	61,053	68,510	81,998	93,932
Commercial leases	139,783	121,200	121,356	124,319	134,990
Consumer loans	2,745	2,273	2,055	2,211	2,147
Total loans	1,047,755	1,100,250	1,149,025	1,208,509	1,258,209
Net deferred loan origination costs	745	827	781	848	908
Allowance for loan losses	(18,035)	(20,588)	(30,878)	(31,638)	(31,726)
Loans, net	$1,030,465	$1,080,489	$1,118,928	$1,177,719	$1,227,391

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012					2011
	IVQ	IIIQ	IIQ		IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$7,299	$11,334	$14,214		$11,602	$10,622
Multi–family mortgage loans	3,517	11,501	12,640		13,264	14,807
Nonresidential real estate loans	8,985	25,541	30,096		32,892	29,927
Construction and land loans	2,210	3,584	4,005		3,263	3,246
Commercial loans	256	747	3,533		3,527	2,920
Commercial leases	—	68	159		22	22
Consumer loans	—	6	13		8	3
Nonaccrual loans	22,267	52,781	64,660		64,578	61,547

Loans held-for-sale	1,752	—	—		—	—

Other real estate owned:
One–to–four family residential real estate loans	1,760	2,420	3,365		4,251	5,328
Multi–family real estate	720	1,985	2,645		3,005	3,655
Nonresidential real estate	3,504	4,244	4,496		4,756	4,905
Land	1,323	1,761	1,665		1,712	2,237
Other real estate owned	7,307	10,410	12,171		13,724	16,125
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	31,326	63,191	76,831	—	78,302	77,672

Purchased impaired loans:
One–to–four family residential real estate loans	$380	$2,125	$2,297		$3,670	$3,941
Multi–family mortgage loans	—	1,528	1,491		1,454	1,418
Nonresidential real estate loans	2,568	2,610	2,661		3,308	3,375
Construction and land loans	1,021	1,634	2,324		4,859	4,788
Commercial loans	20	357	677		841	1,078
Purchased impaired loans	3,989	8,254	9,450		14,132	14,600
Purchased other real estate owned:
One–to–four family residential real estate	320	320	535		721	327
Nonresidential real estate	462	577	927		2,264	2,546
Land	2,269	3,687	3,618		3,480	3,482
Purchased other real estate owned	3,051	4,584	5,080		6,465	6,355
Purchased impaired loans and OREO	7,040	12,838	14,530		20,597	20,955
Nonperforming assets	$38,366	$76,029	$91,361		$98,899	$98,627

Asset Quality Ratios
Nonperforming assets to total assets	2.59%	5.07%	6.00%		6.38%	6.31%
Nonperforming assets to total assets (1)	2.11	4.21	5.05		5.05	4.97
Nonaccrual loans to total loans	2.51	5.55	6.45		6.51	6.05
Nonaccrual loans to total loans (1)	2.13	4.80	5.63		5.34	4.89
Allowance for loan losses to nonaccrual loans	64.39	33.73	41.67		40.20	41.66
Allowance for loan losses to nonaccrual loans (1)	80.99	39.01	47.75		48.99	51.55

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012				2011
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$8,100	$3,810	$1,448	$14,131	$11,305
60 – 89 days past due	2,652	230	108	157	2,410
Matured Loans	3,550	7,801	2,553	10,008	15,582
	$14,302	$11,841	$4,109	$24,296	$29,297

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$20,588	$30,878	$31,638	$31,726	$28,778
Charge offs:
One–to–four family residential real estate loans	(7,958)	(3,145)	(591)	(672)	(2,689)
Multi–family mortgage loans	(4,355)	(2,159)	(135)	(554)	(1,893)
Nonresidential real estate loans	(10,097)	(5,435)	(2,202)	(433)	(686)
Construction and land loans	(3,273)	(806)	(185)	(47)	(249)
Commercial loans	(1,255)	(3,536)	(31)	(138)	(1,352)
Commercial leases	(53)	(68)	—	—	(72)
Consumer loans	(8)	(72)	(11)	(12)	(6)
	(26,999)	(15,221)	(3,155)	(1,856)	(6,947)
Recoveries:
One–to–four family residential real estate loans	41	7	74	111	11
Multi–family mortgage loans	48	11	96	384	1
Nonresidential real estate loans	6	7	284	31	5
Construction and land loans	2	6	58	184	—
Commercial loans	16	421	132	57	135
Commercial leases	—	—	—	—	—
Consumer loans	5	26	6	5	3
	118	478	650	772	155
Net charge–offs	(26,881)	(14,743)	(2,505)	(1,084)	(6,792)
Provision for loan losses	24,328	4,453	1,745	996	9,740
Ending balance	$18,035	$20,588	$30,878	$31,638	$31,726

Allowance for loan losses to total loans	1.72%	1.87%	2.69%	2.62%	2.52%
Net charge–off ratio (1)	9.97	5.24	0.85	0.35	2.11

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012				2011
	IVQ	IIIQ	IIQ	IQ	IVQ
SELECTED AVERAGE BALANCES
Total average assets	$1,503,759	$1,504,438	$1,525,626	$1,541,815	$1,614,989
Total average interest–earning assets	1,416,629	1,419,829	1,440,147	1,454,117	1,483,656
Average loans	1,078,708	1,125,600	1,184,803	1,236,234	1,285,153
Average securities	80,485	74,260	77,077	88,448	95,120
Average stock in FHLB	8,761	9,614	10,741	13,868	16,346
Average other interest–earning assets	248,675	210,355	167,526	115,567	87,037
Total average interest–bearing liabilities	1,149,888	1,149,304	1,166,111	1,187,446	1,207,554
Average interest–bearing deposits	1,143,586	1,141,855	1,156,355	1,178,263	1,198,045
Average borrowings	6,302	7,449	9,756	9,183	9,509
Average stockholders’ equity	198,908	204,857	204,709	202,935	249,659

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.88%	4.05%	4.42%	4.60%	4.64%
Average loans	4.91	4.94	5.20	5.24	5.18
Average securities	1.55	1.83	2.02	2.01	2.12
Average other interest–earning assets	0.41	0.26	0.28	0.25	0.27
Total average interest–bearing liabilities	0.26	0.36	0.38	0.42	0.45
Average interest–bearing deposits	0.36	0.35	0.38	0.41	0.45
Average borrowings	1.52	1.39	1.15	1.14	1.21
Net interest rate spread	3.51	3.69	4.04	4.18	4.19
Net interest margin	3.58	3.76	4.11	4.26	4.28
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2012				2011
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	11.67%	13.20%	13.33%	13.05%	12.78%
Tangible equity to tangible total assets (end of period)	11.49%	13.02%	13.14%	12.85%	12.58%
Risk–based total capital ratio	18.01%	19.53%	19.16%	17.93%	17.02%
Risk–based tier 1 capital ratio	16.75%	18.27%	17.90%	16.67%	15.76%
Tier 1 leverage ratio	11.43%	12.95%	13.07%	12.79%	12.30%
Tier 1 capital	$168,734	$193,517	$198,213	$197,319	$194,847
BankFinancial FSB
Risk–based total capital ratio	15.32%	16.96%	16.67%	15.56%	14.72%
Risk–based tier 1 capital ratio	14.07	15.70	15.40	14.29	13.45
Tier 1 leverage ratio	9.60	11.13	11.25	10.97	10.48
Tier 1 capital	$141,629	$166,248	$170,573	$169,242	$166,406

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	7.42	8.79	7.53	6.62	5.52
High	8.85	9.24	7.56	7.05	8.89
Low	6.62	7.31	5.66	5.25	5.26
Book value per share	8.20	9.40	9.64	9.59	9.48
Tangible book value per share	8.06	9.24	9.47	9.42	9.31
Cash dividends declared on common stock	$—	$0.01	$0.01	$0.01	$0.01
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$(25,022)	$(5,222)	$798	$2,337	$(47,049)
Average common shares outstanding	21,072,966	21,072,966	21,072,966	21,072,966	21,072,966
Less: Unearned ESOP shares	(1,133,374)	(1,157,974)	(1,209,023)	(1,233,359)	(1,257,911)
Unvested restricted stock shares	—	—	(3,524)	(4,334)	(7,866)
Weighted average common shares outstanding	19,939,592	19,914,992	19,860,419	19,835,273	19,807,189
Plus: Dilutive common shares equivalents	—	—	—	807	—
Weighted average dilutive common shares outstanding	19,939,592	19,914,992	19,860,419	19,836,080	19,807,189
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	—	141,000	1,881,053	2,055,553	2,075,553
Weighted average exercise price of anti–dilutive options	$—	$17.21	$16.58	$16.53	$16.54
Basic earnings (loss) per common share	$(1.25)	$(0.26)	$0.04	$0.12	$(2.38)
Diluted earnings (loss) per common share	$(1.25)	$(0.26)	$0.04	$0.12	$(2.38)

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding other real estate owned related income and expense items, nonperforming asset management expenses, acquisition expenses and goodwill impairment from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE THREE MONTHS AND YEAR PERIODS
ENDED DECEMBER 31, 2012 and 2011

	Three months ended December 31,		Year ended December 31,
	2012	2011	2012	2011
Pre–tax pre–provision earnings from core operations
Loss before income taxes	$(25,022)	$(31,939)	$(27,109)	$(36,321)
Provision for loan losses	24,328	9,740	31,522	22,723
	(694)	(22,199)	4,413	(13,598)
Adjustments:
Nonperforming asset management	1,126	1,430	5,211	4,431
Loss on sale of other real estate owned	379	113	253	15
Valuation adjustments of other real estate owned	1,783	2,482	5,560	3,970
Operations of other real estate owned	344	844	1,678	2,350
Acquisition expenses	—	—	—	1,761
Goodwill impairment	—	23,862	—	23,862
Adjustments	3,632	28,731	12,702	36,389
Pre–tax pre–provision earnings from core operations	$2,938	$6,532	$17,115	$22,791

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.78%	1.62%	1.13%	1.41%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2012				2011
	IVQ	IIIQ	IIQ	IQ	IVQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$(25,022)	$(5,222)	$341	$2,794	$(31,939)
Provision for loan losses	24,328	4,453	1,745	996	9,740
	(694)	(769)	2,086	3,790	(22,199)
Adjustments:
Nonperforming asset management	1,126	1,728	1,117	1,240	1,430
Loss (gain) on sale of other real estate owned	379	(42)	54	(138)	113
Valuation adjustments of other real estate owned	1,783	2,352	1,036	389	2,482
Operations of other real estate owned	344	432	601	301	844
Goodwill impairment	—	—	—	—	23,862
Adjustments	3,632	4,470	2,808	1,792	28,731
Pre–tax pre–provision earnings from core operations	$2,938	$3,701	$4,894	$5,582	$6,532

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.78%	0.98%	1.28%	1.45%	1.62%

(1)	Annualized